CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Kathryn S. Head, President and Principal Executive Officer of First Investors Equity Funds (the
“Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant’s periodic report on Form N-CSR of First Investors Equity Funds for the six
months ended March 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: June 8, 2009

By: /S/ KATHRYN S. HEAD
Kathryn S. Head
President and Principal Executive Officer,
First Investors Equity Funds

A signed original of this written statement required by Section 906 has been provided to First
Investors Equity Funds and will be retained by First Investors Equity Funds and furnished to the
Securities and Exchange Commission or its staff upon request.

CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph I. Benedek, Treasurer and Principal Financial Officer of First Investors Equity Funds
(the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant’s periodic report on Form N-CSR of First Investors Equity Funds for the six
months ended March 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: June 8, 2009

By: /S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer,
First Investors Equity Funds

A signed original of this written statement required by Section 906 has been provided to First
Investors Equity Funds and will be retained by First Investors Equity Funds and furnished to the
Securities and Exchange Commission or its staff upon request.